UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2015

HISPANICA INTERNATIONAL DELIGHTS OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission file number 333-190788	46-2552550
(State or other jurisdiction		(I.R.S. Employer Identification No.)
of icorporation or organization)

3536 Daniel Crescent, Baldwin, New York 11510

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (517) 867-8383

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 -	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 16, 2015, Jerry Gruenbaum resigned as a director. Mr. Gruenbaum’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HISPANICA INTERNATIONAL DELIGHTS OF AMERICA, INC.

Dated: April 16, 2015	By: /s/ Fernando Oswaldo Leonzo
Chief Executive Officer